Exhibit 10.1

Business Operation Agreement

This Business Operation Agreement (hereinafter referred to as the “Agreement”) was made and entered into by and between the following parties (hereinafter referred to as the “Parties”) in the People’s Republic of China on December 29, 2021:

Party A: Shenzhen Pengze Future Technology Co., Ltd. (hereinafter referred to as “Pengze Future”)

Add.: Room 104, Building 4, Dongya Factory Building, No. 6 Nanling North Road, Nanling Village Community, Nanwan Subdistrict, Longgang District, Shenzhen

Party B: Shenzhen Gongwuyuan Network Technology Co., Ltd. (hereinafter referred to as “Gongwuyuan”)

Add.: 437(H), No. 5, Gaoerfu Avenue, Guangpei Community, Guanlan Subdistrict, Longhua District, Shenzhen

Party C:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Add.: Room 201, Building B, No. 15, Liangang Road, Hehua Community, Pinghu Subdistrict, Longgang District, Shenzhen

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Add.: Room 102, No. 21, Shennan Road, Tangxia Town, Dongguan, Guangdong Province

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Add.: Room D034, Office Building 2, Bonded Port Area, Xinyingwan District, Yangpu Economic Development Zone, Hainan Province

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Add.: Room A101-93, 4F, Joint Inspection Building, Haikou Comprehensive Bonded Zone, Haikou Free Trade Zone, Haikou, Hainan Province

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Zhang Weilai, ID card No.: 340827197411140037

Add.: No. 88, Huiyuan East Road, Jinjiang District, Chengdu, Sichuan Province

Liang Wenhao, ID Card No.: 340203197903080014

Add.: Room 22A503, Guifangyuan, Buji Subdistrict, Longgang District, Shenzhen

Fang Bendian, ID Card No.: 362331196509101333

Add.: No. 27, Qianjie Village, Zibu Town, Wannian County, Shangrao, Jiangxi Province

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Add.: Building C, No. 888, Huanhu West Second Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone

Whereas:

1.	Party A is a foreign-invested enterprise legally incorporated and validly existing in the People’s Republic of China;

2.	Party B is a limited liability company incorporated in the People’s Republic of China;

3.	Party A and Party B have established a business relationship by signing such agreements as the Exclusive Consulting and Service Agreement; Party B shall pay various amounts to Party A under such agreements, and therefore, Party B’s daily business activities will have a substantial impact on its ability to pay corresponding amounts to Party A;

4.	The members of Party C are Party B’s shareholders (hereinafter referred to as the “Shareholders”) holding 95% equity of Gongwuyuan, among them, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership) holds 40% equity, Dongguan Zhihe Enterprise Management Partnership (Limited Partnership) holds 13.55% equity, Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership) holds 12.15% equity, Haikou Jintou Enterprise Management Partnership (Limited Partnership) holds 11.4% equity, Zhang Weilai holds 9% equity, Liang Wenhao holds 4% equity, Fang Bendian holds 3% equity, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) holds 1.9% equity.

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Therefore, the Parties have reached the following agreement for compliance through friendly consultation and based on the principle of equality and mutual benefits:

1.	Obligation of Omission

In order to ensure that Party B performs the Agreements signed with Party A and its obligations to Party A, the Shareholders hereby confirm and agree that, unless prior written consent is obtained from Party A or any other party designated by Party A, Party B will not engage in any transaction that may materially affect its assets, business, personnel, obligations, rights or company operations, including but not limited to the following:

1.1	Engaging in any activity outside the ordinary scope of business of the Company or operating the business of the Company not in a manner consistent and usual with the past manner.

1.2	Borrowing from any third party or assuming any debt.

1.3	Changing or removing any director of the Company or removing any officer of the Company.

1.4	Selling or acquiring or disposing of any assets or rights in an amount exceeding CNY 200,000 to any third party, including but not limited to any intellectual property rights.

1.5	Offering any security or any other form of security to any third party over its assets or intellectual property rights or placing any other encumbrances over the assets of the Company.

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1.6	Amending the Articles of Association or changing the business scope of the Company.

1.7	Changing the normal business procedures of the Company or modifying any major internal rules and regulations of the Company.

1.8	Transferring the rights and obligations hereunder to any third party.

1.9	Making significant changes to its business model, marketing strategies, business policies, or customer relationship.

1.10	Distributing bonuses or dividends in any form.

2.	Operational Management and Personnel Arrangement

2.1	Party B and the Shareholders hereby agree to accept Party A’s suggestions on employment and dismissal of employees, the daily operational management of the Company, and the financial management system of the Company provided by Party A to them from time to time, and strictly follow them.

2.2	Party B and the Shareholders hereby agree that the Shareholders will elect the persons designated by Party A to serve as the directors (including the executive director) of Party B in accordance with the procedures specified by laws, regulations, and the Articles of Association of the Company, and cause such elected directors to elect the Chairman of the Company (if applicable) from the persons recommended by Party A, and appoint the persons designated by Party A as the General Manager, CFO, and other officers of Party B.

2.3	If the above-mentioned directors/executive director or officers designated by Party A leave Party A, either voluntarily leaving or being dismissed by Party A, they will lose the qualification to hold any position at Party B. In such case, the Shareholders shall immediately dismiss such above-mentioned persons from any positions at Party B and immediately elect and employ other persons designated by Party A to hold such positions.

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2.4	For the purposes of Clause 2.3 above, the Shareholders will take all necessary internal and external procedures of the Company to complete the above-mentioned dismissal and appointment procedures in accordance with the provisions of the laws, the Articles of Association of the Company, and the Agreement.

2.5	The Shareholders hereby agree that when the Agreement is executed, they will sign the Letter of Authorization as set out in Annex I hereto, and in accordance with the Letter of Authorization, the Shareholders will irrevocably authorize the person designated by Party A to exercise their shareholders’ rights on behalf of them and exercise all the voting rights of shareholders in the name of the Shareholders at the shareholders’ meetings of Party B. The Shareholders further agree that they will change the person designated in the above Letter of Authorization from time to time as required by Party A.

3.	Other Provisions

3.1	If any agreement between Party A and Party B is terminated or expired, Party A shall have the right to decide whether to terminate all agreements between Party A and Party B, including but not limited to the Exclusive Consulting and Service Agreement.

3.2	Party A and Party B have established a business relationship by signing such agreements as the Exclusive Consulting and Service Agreement and Party B’s daily business activities will have a substantial impact on its ability to pay corresponding amounts to Party A. The Shareholders agree that any bonuses, dividends or any other income or benefits (regardless of their specific forms) obtained by them from Party B in their capacity as shareholders of Party B shall, at the time of realization, be immediately paid to or transferred Party A without any conditions and provide documents or take all actions required for such payment or transfer as required by Party A.

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4.	Entire Agreement and Amendments

4.1	The Agreement and all agreements and/or documents referred to or expressly contained herein constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all prior agreements, contracts, understandings, and communications, both oral and written, between the Parties with respect to the subject matter hereof.

4.2	Any amendments hereto shall become effective only after the signing of a written agreement by the parties. The amended and supplementary agreements to the Agreement duly signed by the Parties hereto shall constitute an integral part of the Agreement and shall have the same legal effect as the Agreement.

5.	Governing Law

The execution, validity, performance, and interpretation of the Agreement and the settlement of disputes shall be governed by and interpreted in accordance with the laws of the People’s Republic of China.

6.	Settlement of Disputes

6.1	In case of any dispute between the Parties hereto concerning the interpretation and performance of the provisions of the Agreement, the Parties shall negotiate in good faith to settle such dispute. If such negotiation fails, either party may submit the dispute to Shenzhen Court of International Arbitration for arbitration in accordance with its then effective arbitration rules. The place of arbitration shall be Shenzhen and the language of the arbitration shall be Chinese. The arbitral award shall be final and binding upon the Parties.

6.2	Except for matters in dispute between the Parties, the Parties shall continue to perform their respective obligations in good faith in accordance with the provisions of the Agreement.

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7.	Notice

The notices given by the Parties to perform the rights and obligations hereunder shall be made in writing and shall be delivered by personal delivery, registered mail, postage prepaid, recognized courier service, or facsimile to the following addresses of the party concerned or the Parties.

Party A: Shenzhen Pengze Future Technology Co., Ltd.

Add.: Room 104, Building 4, Dongya Factory Building, No. 6 Nanling North Road, Nanling Village Community, Nanwan Subdistrict, Longgang District, Shenzhen

Tel.: 13590399152

Attention: Zhu Yanchun

Party B: Shenzhen Gongwuyuan Network Technology Co., Ltd.

Add.: 437(H), No. 5, Gaoerfu Avenue, Guangpei Community, Guanlan Subdistrict, Longhua District, Shenzhen

Tel.: 13590399152

Attention: Zhu Yanchun

Party C:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Add.: Room 201, Building B, No. 15, Liangang Road, Hehua Community, Pinghu Subdistrict, Longgang District, Shenzhen

Tel.: 13590399152

Attention: Zhu Yanchun

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Add.: Room 102, No. 21, Shennan Road, Tangxia Town, Dongguan, Guangdong Province

Tel.: 13590399152

Attention: Zhu Yanchun

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Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Add.: Room D034, Office Building 2, Bonded Port Area, Xinyingwan District, Yangpu Economic Development Zone, Hainan Province

Tel.: 13678072222

Attention: Deng Lei

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Add.: Room A101-93, 4F, Joint Inspection Building, Haikou Comprehensive Bonded Zone, Haikou Free Trade Zone, Haikou, Hainan Province

Tel.: 13751136927

Attention: Huang Tianxu

Zhang Weilai

Add.: No. 88, Huiyuan East Road, Jinjiang District, Chengdu, Sichuan Province

Tel.: 15881042999

Attention: Zhang Weilai

Liang Wenhao

Add.: Room 22A503, Guifangyuan, Buji Subdistrict, Longgang District, Shenzhen

Tel.: 13048987238

Attention: Liang Wenhao

Fang Bendian

Add.: No. 27, Qianjie Village, Zibu Town, Wannian County, Shangrao, Jiangxi Province

Tel.: 15916984056

Attention: Fang Bendian

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Add.: Building C, No. 888, Huanhu West Second Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone

Tel.: 13062625252

Attention: Zhong Yujun

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8.	Agreement Effectiveness, Term and Miscellaneous

8.1	Party A’s written consents, suggestions, designations and other decisions that have a significant impact on Party B’s daily operations involved herein shall be made by Party A’s board of directors/executive director.

8.2	The Agreement is executed by the Parties and comes into effect on the date first above written. Unless Party A cancels the Agreement in advance, the term of the Agreement shall be ten (10) years from the effective date of the Agreement. Before the expiration of the Agreement, if required by Party A, the Parties shall extend the term of the Agreement as required by Party A and sign a separate business operation agreement or continue to perform the Agreement as required by Party A.

8.3	Party B and the Shareholders shall not terminate the Agreement in advance during the term of the Agreement. Party A shall have the right to terminate the Agreement at any time by giving a 30-day prior written notice to Party B and the Shareholders.

8.4	The Parties hereby acknowledge that the Agreement is a fair and reasonable agreement reached by the Parties on the basis of equality and mutual benefits. If any term or provision hereof is held to be illegal or unenforceable by reason of applicable laws, such term or provision shall be deemed to have been deleted from the Agreement and become null and void, but the remaining provisions hereof shall remain in force and effect, and such term or provision shall be deemed not to have been included from the beginning. The Parties shall negotiate with each other to replace the term or provision deemed to have been deleted with a legal and valid term or provision acceptable to the Parties.

8.5	The failure of either party to exercise any rights, powers or privileges hereunder shall not be treated as a waiver to them. No single or partial exercise of any rights, powers or privileges shall prejudice the exercise of any other rights, powers or privileges.

8.6	In WITNESS WHEREOF, the Parties have executed the Agreement by their authorized representatives as of the date first above written.

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Party A: Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative:

Xia Daoning

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Party B: Shenzhen Gongwuyuan Network Technology Co., Ltd.

Authorized Representative:

Yao Peng

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Party C: Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Authorized Representative:

Wang Xiangxiu

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Party C: Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Authorized Representative:

Pan Huiyuan

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Party C: Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Authorized Representative:

Deng Lei

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Party C: Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Authorized Representative:

Huang Tianxu

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Party C: Zhang Weilai

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Party C: Liang Wenhao

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Party C: Fang Bendian

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Party C: Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Authorized Representative:

Zhong Yujun

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Annex I: Letter of Authorization

Letter of Authorization

The shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd. (“Gongwuyuan”), namely, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) jointly hold 95% equity of Gongwuyuan in total, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership) (hereinafter referred to as the “Partnership”) agrees to grant 40% equity of Gongwuyuan held by the Partnership and corresponding shareholder rights to Shenzhen Pengze Future Technology Co., Ltd. (“Pengze Future” or the “Authorized Person”) for exercise, and the Partnership hereby irrevocably authorizes the Authorized Person to exercise during the term of the Letter of Authorization the following rights:

The Authorized Person is authorized to exercise, on behalf of the Partnership, all the shareholder rights of the Partnership in the name of the Partnership as a shareholder holding 40% equity of Gongwuyuan in accordance with the provisions of the laws and the Articles of Association of the Company, including but not limited to: The rights to propose the convening of the shareholders’ meeting and accept any notice of the convening and procedures of the shareholders’ meeting, participate in the shareholders’ meeting of Gongwuyuan and exercise all voting rights as a shareholder holding 40% equity (including designating and appointing directors and general manager, CFO, and other officers of Gongwuyuan as the Authorized Representative of the Partnership at the shareholders’ meeting of Gongwuyuan, and deciding on matters such as bonuses), sell or transfer 40% equity held by the Partnership in Gongwuyuan, etc.

The Authorized Person has the right to designate an individual appointed by its board of directors (or executive director) to exercise the rights granted by the Authorized Person under the Letter of Authorization.

The Letter of Authorization shall be valid for ten (10) years from the date of signing of the Letter of Authorization unless the Business Operation Agreement signed by Gongwuyuan, Pengze Future, Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, Shanghai Hezhuo Enterprise Management Center (Limited Partnership), and the Partnership is terminated in advance for any reason. Upon expiration of the term of the Letter of Authorization, the Partnership shall extend such term in accordance with the request of Pengze Future if any.

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Annex I: Letter of Authorization

Letter of Authorization

The shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd. (“Gongwuyuan”), namely, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) jointly hold 95% equity of Gongwuyuan in total, Dongguan Zhihe Enterprise Management Partnership (Limited Partnership) (hereinafter referred to as the “Partnership”) agrees to grant 13.55% equity of Gongwuyuan held by the Partnership and corresponding shareholder rights to Shenzhen Pengze Future Technology Co., Ltd. (“Pengze Future” or the “Authorized Person”) for exercise, and the Partnership hereby irrevocably authorizes the Authorized Person to exercise during the term of the Letter of Authorization the following rights:

The Authorized Person is authorized to exercise, on behalf of the Partnership, all the shareholder rights of the Partnership in the name of the Partnership as a shareholder holding 13.55% equity of Gongwuyuan in accordance with the provisions of the laws and the Articles of Association of the Company, including but not limited to: The rights to propose the convening of the shareholders’ meeting and accept any notice of the convening and procedures of the shareholders’ meeting, participate in the shareholders’ meeting of Gongwuyuan and exercise all voting rights as a shareholder holding 13.55% equity (including designating and appointing directors and general manager, CFO, and other officers of Gongwuyuan as the Authorized Representative of the Partnership at the shareholders’ meeting of Gongwuyuan, and deciding on matters such as bonuses), sell or transfer 13.55% equity held by the Partnership in Gongwuyuan, etc.

The Authorized Person has the right to designate an individual appointed by its board of directors (or executive director) to exercise the rights granted by the Authorized Person under the Letter of Authorization.

The Letter of Authorization shall be valid for ten (10) years from the date of signing of the Letter of Authorization unless the Business Operation Agreement signed by Gongwuyuan, Pengze Future, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, Shanghai Hezhuo Enterprise Management Center (Limited Partnership), and the Partnership is terminated in advance for any reason. Upon expiration of the term of the Letter of Authorization, the Partnership shall extend such term in accordance with the request of Pengze Future if any.

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Annex I: Letter of Authorization

Letter of Authorization

The shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd. (“Gongwuyuan”), namely, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) jointly hold 95% equity of Gongwuyuan in total, Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership) (hereinafter referred to as the “Partnership”) agrees to grant 12.15% equity of Gongwuyuan held by the Partnership and corresponding shareholder rights to Shenzhen Pengze Future Technology Co., Ltd. (“Pengze Future” or the “Authorized Person”) for exercise, and the Partnership hereby irrevocably authorizes the Authorized Person to exercise during the term of the Letter of Authorization the following rights:

The Authorized Person is authorized to exercise, on behalf of the Partnership, all the shareholder rights of the Partnership in the name of the Partnership as a shareholder holding 12.15% equity of Gongwuyuan in accordance with the provisions of the laws and the Articles of Association of the Company, including but not limited to: The rights to propose the convening of the shareholders’ meeting and accept any notice of the convening and procedures of the shareholders’ meeting, participate in the shareholders’ meeting of Gongwuyuan and exercise all voting rights as a shareholder holding 12.15% equity (including designating and appointing directors and general manager, CFO, and other officers of Gongwuyuan as the Authorized Representative of the Partnership at the shareholders’ meeting of Gongwuyuan, and deciding on matters such as bonuses), sell or transfer 12.15% equity held by the Partnership in Gongwuyuan, etc.

The Authorized Person has the right to designate an individual appointed by its board of directors (or executive director) to exercise the rights granted by the Authorized Person under the Letter of Authorization.

The Letter of Authorization shall be valid for ten (10) years from the date of signing of the Letter of Authorization unless the Business Operation Agreement signed by Gongwuyuan, Pengze Future, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, Shanghai Hezhuo Enterprise Management Center (Limited Partnership), and the Partnership is terminated in advance for any reason. Upon expiration of the term of the Letter of Authorization, the Partnership shall extend such term in accordance with the request of Pengze Future if any.

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Annex I: Letter of Authorization

Letter of Authorization

The shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd. (“Gongwuyuan”), namely, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) jointly hold 95% equity of Gongwuyuan in total, Haikou Jintou Enterprise Management Partnership (Limited Partnership) (hereinafter referred to as the “Partnership”) agrees to grant 11.4% equity of Gongwuyuan held by the Partnership and corresponding shareholder rights to Shenzhen Pengze Future Technology Co., Ltd. (“Pengze Future” or the “Authorized Person”) for exercise, and the Partnership hereby irrevocably authorizes the Authorized Person to exercise during the term of the Letter of Authorization the following rights:

The Authorized Person is authorized to exercise, on behalf of the Partnership, all the shareholder rights of the Partnership in the name of the Partnership as a shareholder holding 11.4% equity of Gongwuyuan in accordance with the provisions of the laws and the Articles of Association of the Company, including but not limited to: The rights to propose the convening of the shareholders’ meeting and accept any notice of the convening and procedures of the shareholders’ meeting, participate in the shareholders’ meeting of Gongwuyuan and exercise all voting rights as a shareholder holding 11.4% equity (including designating and appointing directors and general manager, CFO, and other officers of Gongwuyuan as the Authorized Representative of the Partnership at the shareholders’ meeting of Gongwuyuan, and deciding on matters such as bonuses), sell or transfer 11.4% equity held by the Partnership in Gongwuyuan, etc.

The Authorized Person has the right to designate an individual appointed by its board of directors (or executive director) to exercise the rights granted by the Authorized Person under the Letter of Authorization.

The Letter of Authorization shall be valid for ten (10) years from the date of signing of the Letter of Authorization unless the Business Operation Agreement signed by Gongwuyuan, Pengze Future, Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, Shanghai Hezhuo Enterprise Management Center (Limited Partnership), and the Partnership is terminated in advance for any reason. Upon expiration of the term of the Letter of Authorization, the Partnership shall extend such term in accordance with the request of Pengze Future if any.

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Annex I: Letter of Authorization

Letter of Authorization

The shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd. (“Gongwuyuan”), namely, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) jointly hold 95% equity of Gongwuyuan in total, Zhang Weilai agrees to grant 9% equity of Gongwuyuan held by Zhang Weilai and corresponding shareholder rights to Shenzhen Pengze Future Technology Co., Ltd. (“Pengze Future” or the “Authorized Person”) for exercise, and the Partnership hereby irrevocably authorizes the Authorized Person to exercise during the term of the Letter of Authorization the following rights:

The Authorized Person is authorized to exercise, on behalf of me, all my shareholder rights in my name as a shareholder holding 9% equity of Gongwuyuan in accordance with the provisions of the laws and the Articles of Association of the Company, including but not limited to: The rights to propose the convening of the shareholders’ meeting and accept any notice of the convening and procedures of the shareholders’ meeting, participate in the shareholders’ meeting of Gongwuyuan and exercise all voting rights as a shareholder holding 9% equity (including designating and appointing directors and general manager, CFO, and other officers of Gongwuyuan as my Authorized Representative at the shareholders’ meeting of Gongwuyuan, and deciding on matters such as bonuses), sell or transfer 9% equity held by me in Gongwuyuan, etc.

The Authorized Person has the right to designate an individual appointed by its board of directors (or executive director) to exercise the rights granted by the Authorized Person under the Letter of Authorization.

The Letter of Authorization shall be valid for ten (10) years from the date of signing of the Letter of Authorization unless the Business Operation Agreement signed by Gongwuyuan, Pengze Future, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Liang Wenhao, Fang Bendian, Shanghai Hezhuo Enterprise Management Center (Limited Partnership), and me is terminated in advance for any reason. Upon expiration of the term of the Letter of Authorization, I shall extend such term in accordance with the request of Pengze Future if any.

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Annex I: Letter of Authorization

Letter of Authorization

The shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd. (“Gongwuyuan”), namely, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) jointly hold 95% equity of Gongwuyuan in total, Liang Wenhao agrees to grant 4% equity of Gongwuyuan held by Liang Wenhao and corresponding shareholder rights to Shenzhen Pengze Future Technology Co., Ltd. (“Pengze Future” or the “Authorized Person”) for exercise, and the Partnership hereby irrevocably authorizes the Authorized Person to exercise during the term of the Letter of Authorization the following rights:

The Authorized Person is authorized to exercise, on behalf of me, all my shareholder rights in my name as a shareholder holding 4% equity of Gongwuyuan in accordance with the provisions of the laws and the Articles of Association of the Company, including but not limited to: The rights to propose the convening of the shareholders’ meeting and accept any notice of the convening and procedures of the shareholders’ meeting, participate in the shareholders’ meeting of Gongwuyuan and exercise all voting rights as a shareholder holding 4% equity (including designating and appointing directors and general manager, CFO, and other officers of Gongwuyuan as my Authorized Representative at the shareholders’ meeting of Gongwuyuan, and deciding on matters such as bonuses), sell or transfer 4% equity held by me in Gongwuyuan, etc.

The Authorized Person has the right to designate an individual appointed by its board of directors (or executive director) to exercise the rights granted by the Authorized Person under the Letter of Authorization.

The Letter of Authorization shall be valid for ten (10) years from the date of signing of the Letter of Authorization unless the Business Operation Agreement signed by Gongwuyuan, Pengze Future, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Fang Bendian, Shanghai Hezhuo Enterprise Management Center (Limited Partnership), and me is terminated in advance for any reason. Upon expiration of the term of the Letter of Authorization, I shall extend such term in accordance with the request of Pengze Future if any.

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Annex I: Letter of Authorization

Letter of Authorization

The shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd. (“Gongwuyuan”), namely, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) jointly hold 95% equity of Gongwuyuan in total, Fang Bendian agrees to grant 3% equity of Gongwuyuan held by Fang Bendian and corresponding shareholder rights to Shenzhen Pengze Future Technology Co., Ltd. (“Pengze Future” or the “Authorized Person”) for exercise, and the Partnership hereby irrevocably authorizes the Authorized Person to exercise during the term of the Letter of Authorization the following rights:

The Authorized Person is authorized to exercise, on behalf of me, all my shareholder rights in my name as a shareholder holding 3% equity of Gongwuyuan in accordance with the provisions of the laws and the Articles of Association of the Company, including but not limited to: The rights to propose the convening of the shareholders’ meeting and accept any notice of the convening and procedures of the shareholders’ meeting, participate in the shareholders’ meeting of Gongwuyuan and exercise all voting rights as a shareholder holding 3% equity (including designating and appointing directors and general manager, CFO, and other officers of Gongwuyuan as my Authorized Representative at the shareholders’ meeting of Gongwuyuan, and deciding on matters such as bonuses), sell or transfer 3% equity held by me in Gongwuyuan, etc.

The Authorized Person has the right to designate an individual appointed by its board of directors (or executive director) to exercise the rights granted by the Authorized Person under the Letter of Authorization.

The Letter of Authorization shall be valid for ten (10) years from the date of signing of the Letter of Authorization unless the Business Operation Agreement signed by Gongwuyuan, Pengze Future, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Shanghai Hezhuo Enterprise Management Center (Limited Partnership), and me is terminated in advance for any reason. Upon expiration of the term of the Letter of Authorization, I shall extend such term in accordance with the request of Pengze Future if any.

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Annex I: Letter of Authorization

Letter of Authorization

The shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd. (“Gongwuyuan”), namely, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) jointly hold 95% equity of Gongwuyuan in total, Shanghai Hezhuo Enterprise Management Center (Limited Partnership) (hereinafter referred to as the “Partnership”) agrees to grant 1.9% equity of Gongwuyuan held by the Partnership and corresponding shareholder rights to Shenzhen Pengze Future Technology Co., Ltd. (“Pengze Future” or the “Authorized Person”) for exercise, and the Partnership hereby irrevocably authorizes the Authorized Person to exercise during the term of the Letter of Authorization the following rights:

The Authorized Person is authorized to exercise, on behalf of the Partnership, all the shareholder rights of the Partnership in the name of the Partnership as a shareholder holding 1.9% equity of Gongwuyuan in accordance with the provisions of the laws and the Articles of Association of the Company, including but not limited to: The rights to propose the convening of the shareholders’ meeting and accept any notice of the convening and procedures of the shareholders’ meeting, participate in the shareholders’ meeting of Gongwuyuan and exercise all voting rights as a shareholder holding 1.9% equity (including designating and appointing directors and general manager, CFO, and other officers of Gongwuyuan as the Authorized Representative of the Partnership at the shareholders’ meeting of Gongwuyuan, and deciding on matters such as bonuses), sell or transfer 1.9% equity held by the Partnership in Gongwuyuan, etc.

The Authorized Person has the right to designate an individual appointed by its board of directors (or executive director) to exercise the rights granted by the Authorized Person under the Letter of Authorization.

The Letter of Authorization shall be valid for ten (10) years from the date of signing of the Letter of Authorization unless the Business Operation Agreement signed by Gongwuyuan, Pengze Future, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), Haikou Jintou Enterprise Management Partnership (Limited Partnership), Zhang Weilai, Liang Wenhao, Fang Bendian, and the Partnership is terminated in advance for any reason. Upon expiration of the term of the Letter of Authorization, the Partnership shall extend such term in accordance with the request of Pengze Future if any.

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Authorizing Person:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

__________________

December 29, 2021

Authorized Person:

Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative: Xia Daoning

__________________

December 29, 2021

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[This page is intentionally left blank for signatures only for the Letter of Authorization]

Authorizing Person:

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

__________________

December 29, 2021

Authorized Person:

Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative: Xia Daoning

__________________

December 29, 2021

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Authorizing Person:

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

__________________

December 29, 2021

Authorized Person:

Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative: Xia Daoning

__________________

December 29, 2021

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Authorizing Person:

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

__________________

December 29, 2021

Authorized Person:

Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative: Xia Daoning

__________________

December 29, 2021

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Authorizing Person:

Zhang Weilai

__________________

December 29, 2021

Authorized Person:

Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative: Xia Daoning

__________________

December 29, 2021

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Authorizing Person:

Liang Wenhao

__________________

December 29, 2021

Authorized Person:

Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative: Xia Daoning

__________________

December 29, 2021

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Authorizing Person:

Fang Bendian

__________________

December 29, 2021

Authorized Person:

Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative: Xia Daoning

__________________

December 29, 2021

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Authorizing Person:

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

__________________

December 29, 2021

Authorized Person:

Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative: Xia Daoning

__________________

December 29, 2021

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